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                       SUPPLEMENT DATED JANUARY 1, 1997
                                      TO
           PROSPECTUS DATED MAY 1, 1996, AS REVISED NOVEMBER 4, 1996

                         THE ENDEAVOR VARIABLE ANNUITY

        Effective January 1, 1997, WRL Investment Management, Inc. ("WRL Management"), a Florida corporation, will replace Western Reserve Life Assurance Co. of Ohio ("Western Reserve") as the investment adviser for the WRL Series Fund, Inc. WRL Management is a wholly-owned subsidiary of Western Reserve. Throughout the Prospectus, wherever Western Reserve is referred to as the WRL Series Fund Inc.'s investment adviser, Western Reserve will be replaced with WRL Management.

The following footnote modifies the information provided on page 13 of the
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Prospectus under the heading "SUMMARY -- Charges and Deductions -- Expense Data"
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referring to the information presented on the Growth Portfolio of the WRL Series
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Fund, Inc.
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*       Effective January 1, 1997, the WRL Series Fund, Inc. has adopted a Plan of Distribution pursuant to rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Distribution Plan, has entered into a Distribution agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the WRL Series Fund, Inc. Under the distribution Plan, the WRL Series Fund, Inc., on behalf of the WRL Growth Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the Portfolio's shares, amounts equal to actual expenses associated with distributing the Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the WRL Series Fund, Inc. of distribution expenses with respect to any Portfolio (including the WRL Growth Portfolio) during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance.

The following information is added on page 48 of the Prospectus after the first
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paragraph under the heading "CHARGES AND DEDUCTIONS -- Other Expenses Including
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Investment Advisory Fees."
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Effective January 1, 1997, the WRL Series Fund, Inc. has adopted a Plan of
Distribution pursuant to rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Distribution Plan, has entered into a Distribution agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the WRL Series Fund, Inc.

Under the Distribution Plan, the WRL Series Fund, Inc., on behalf of the WRL Growth Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the Portfolio's shares, amounts equal to actual expenses associated with distributing the Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the WRL Series Fund, Inc. of distribution expenses with respect to any Portfolio (including the WRL Growth Portfolio) during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance.



SUPAUS12.96